UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2010

Protection One, Inc.

(Exact name of registrant

as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-12181-01

(Commission File Number)

93-1063818

(IRS Employer

Identification No.)

1035 N. 3rd Street, Suite 101

Lawrence, Kansas 66044

(Address of principal executive

offices)     (Zip Code)

(785) 856-5500

(Registrant’s telephone number,

including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Amended and Restated Employment Agreements.  On February 22, 2010, Protection One, Inc. (the “Company”) and its wholly-owned subsidiary, Protection One Alarm Monitoring, Inc., entered into amended and restated employment agreements (the “Amended Agreements”) with Richard Ginsburg, the Company’s President and Chief Executive Officer, Darius G. Nevin, the Company’s Executive Vice President and Chief Financial Officer, and Peter Pefanis, the Company’s Executive Vice President and Chief Operating Officer (collectively, the “Executives” and each individually, the “Executive”).

Among other things, the amendments contained in the Amended Agreements (i) broaden the non-competition provisions to prohibit employment with any competitor for, 18 months, if 50% or more of the Executive’s equity awards (discussed below) vest, (ii) modify the change of control tax gross-up provisions to provide that either (x) payouts under the new equity awards would be reduced to avoid any excise tax or (y) the Executive would keep the equity award payouts and pay the related excise tax, and (iii) modify the definition of “good reason” so that the Company’s common stock ceasing to be publicly traded on an established national stock exchange in connection with or following a change of control would allow the Executive to terminate his employment with good reason.

The remaining material terms of the Amended Agreements are summarized in the Company’s Definitive Information Statement that was filed with the Securities and Exchange Commission on April 30, 2009 under the caption “Executive Compensation and Related Information.”  The information contained under the above-referenced caption in the Definitive Information Statement is incorporated herein by reference.  The foregoing summary description for the Amended Agreements is not intended to be complete and is qualified in its entirety by the complete text of the Amended Agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K.

Grant of Equity Awards.  On February 22, 2010, the Company granted to Messrs. Ginsburg, Nevin and Pefanis (i) stock appreciation rights under the Company’s 2010 Stock Appreciation Rights Plan (the “2010 SAR Plan”), which was adopted by the Company on February 22, 2010; (ii) stock options under the Company’s 2008 Long-Term Incentive Plan (the “2008 LTIP”); and (iii) restricted share awards under the 2008 LTIP (collectively, the “equity awards”).  The grant of restricted stock was as follows: 50,000 restricted shares to Mr. Ginsburg, 25,000 restricted shares to Mr. Nevin, and 25,000 restricted shares to Mr. Pefanis.  The grant of stock options was as follows: 195,182 stock options to Mr. Ginsburg, 130,284 stock options to Mr. Nevin, and 113,694 stock options to Mr. Pefanis.  The grant of stock appreciation rights (“SARs”) was as follows: 195,182 SARs to Mr. Ginsburg, 130,284 SARs to Mr. Nevin, and 113,694 SARs to Mr. Pefanis.

The exercise price for each stock option is $9.50, the closing price of the Company’s common stock on the date of grant.  The payout for each SAR is equal to the difference between (x) $7.50, and (y) the lesser of: (i) $9.50, the closing price of the Company’s common stock on the date of grant, and (ii) the value of a share of Company common stock on the date of exercise.

The equity awards vest in one-half increments on each of the second and third anniversary of the grant date so long as the Executive is employed with the Company.  Vesting of the equity awards will accelerate upon a change of control of the Company if (x) the Executive is employed with the Company at the time of the change of control or (y) the change of control occurs within two years of the date of grant and within 90 days of the Executive’s termination that is a qualifying termination (as defined in the Amended Agreements).  Both the stock options and the restricted shares are subject to all the terms and conditions of the 2008 LTIP as well as the individual award agreements.  The SARs are subject to all of the terms and conditions of the 2010 SAR Plan as well as the individual grant agreements.

The material terms of the 2008 LTIP are summarized in the Company’s Definitive Information Statement filed with the Securities and Exchange Commission on April 29, 2008, under the caption “Proposal No. 2 — Approval of the Protection One, Inc. 2008 Long-Term Incentive Plan.”  The information contained under the above-referenced caption in the Definitive Information Statement is incorporated herein by reference.  The foregoing summary description for the equity awards is not intended to be complete and is qualified in its entirety by the complete text of the Form of Stock Option Agreement, the Form of Restricted Shares Award Agreement, and the 2010 SAR Plan and Form of Grant Agreement, which are attached as Exhibits 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit

10.1	Amended and Restated Employment Agreement by and between Protection One, Inc. and Protection One Alarm Monitoring, Inc. and Richard Ginsburg dated as of February 22, 2010.

10.2	Amended and Restated Employment Agreement by and between Protection One, Inc. and Protection One Alarm Monitoring, Inc. and Darius G. Nevin dated as of February 22, 2010.

10.3	Amended and Restated Employment Agreement by and between Protection One, Inc. and Protection One Alarm Monitoring, Inc. and Peter Pefanis dated as of February 22, 2010.

10.4	Form of Stock Option Agreement.

10.5	Form of Restricted Shares Award Agreement.

10.6	Protection One, Inc. 2010 Stock Appreciation Rights Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTION ONE, INC.

By:

Date: February 22, 2010	/s/ J. Eric Griffin
	Name:	J. Eric Griffin
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated Employment Agreement by and between Protection One, Inc. and Protection One Alarm Monitoring, Inc. and Richard Ginsburg dated as of February 22, 2010.

10.2	Amended and Restated Employment Agreement by and between Protection One, Inc. and Protection One Alarm Monitoring, Inc. and Darius G. Nevin dated as of February 22, 2010.

10.3	Amended and Restated Employment Agreement by and between Protection One, Inc. and Protection One Alarm Monitoring, Inc. and Peter Pefanis dated as of February 22, 2010.

10.4	Form of Stock Option Agreement.

10.5	Form of Restricted Shares Award Agreement.

10.6	Protection One, Inc. 2010 Stock Appreciation Rights Plan.